UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2026

CARPARTS.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4910 Airport Plaza Drive, Suite 300, Long Beach CA 90815
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (424) 702-1455

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PRTS	The NASDAQ Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on May 11, 2026, CarParts.com, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders approved the 2026 CarParts.com Stock Incentive Plan (the “2026 Stock Incentive Plan”) in order to, among other items, reserve 4,700,000 shares of the Company’s common stock for issuance under the 2026 Stock Incentive Plan.

A summary of the 2026 Stock Incentive Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2026 (the “Proxy Statement”). That summary and the above description of the 2026 Stock Incentive Plan do not purport to be complete and are qualified in their entirety by reference to the 2026 Stock Incentive Plan, which is attached as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 21, 2026, the Company held its Annual Meeting of Stockholders. A total of 72,778,434 shares of the Company’s common stock were entitled to vote as of March 13, 2026, the record date for the Annual Meeting. There were 46,916,016 shares present in person or by proxy at the Annual Meeting, at which the Company’s stockholders were asked to vote on five proposals. The proposals are described in more detail in the Company’s definitive proxy statement filed March 31, 2026 for the Annual Meeting. Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 - Election of Directors

The stockholders elected one Class II director to serve a three-year term, until the Company’s 2029 Annual Meeting of Stockholders and until her successor is elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Nanxi Liu	14,185,563	11,388,331	21,342,122

Proposal No. 2 - Ratification of the Selection of Independent Auditors

The stockholders voted to ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for fiscal year 2026. The results of the vote were as follows:

For	Against	Abstaining
45,401,427	580,087	934,502

Proposal No. 3 – Approval and Adoption of the 2026 CarParts.com Stock Incentive Plan

The stockholders voted to approve the 2026 CarParts.com Stock Incentive Plan. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes
23,414,264	1,569,470	590,160	21,342,122

Proposal No. 4 - Approval of the Amendment of the Certificate of incorporation

The stockholders voted to approve the amendment of the Company’s Certificate of Incorporation to provide for a reverse stock split of the common stock of the Company, that will be at a ratio of not less than one-for-5 (1:5) and not greater than one-for-20 (1:20) the final determination of which shall be determined by the Board of Directors (the “Board”), and to authorize the Board to effect the reverse stock split at their discretion. The results of the vote were as follows:

For	Against	Abstaining
43,695,298	3,154,533	66,185

Proposal No. 5 - Advisory Resolution Regarding the Compensation of the Company’s Named Executive Officers

The advisory (non-binding) vote regarding the compensation of the Company’s named executive officers was approved. The results of the advisory (non-binding) vote were as follows:

For	Against	Abstaining	Broker Non-Votes
23,808,892	1,169,225	595,777	21,342,122

No other matters were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2026	CARPARTS.COM, INC.

	By:	/s/ Mark DiSiena
	Name:	Mark DiSiena
	Title:	Interim Chief Financial Officer